SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.




                                   FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                 Date of Report (Date of earliest event reported)

                                     April 12, 2001


                            ADM Tronics Unlimited, Inc
              (Exact name of registrant as specified in its charter)



                                    Delaware
                  (State or other jurisdiction of incorporation)





               0-17629                                22-1896032
       (Commission File Number)       (IRS Employer Idfentification Number)



                    224-S Pegasus Avenue, Northvale, NJ 07647
               (Address of principal executive offices, Zip Code)


       Registrant's telephone number, including area code 201-767-6040


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Item 4.   Changes in Registrant's Certifying Accountant

      (a)(1)(i) The independent public accountants who had previously been engaged as the Registrant's principal accountants to audit its financial statements (the "Accountants") were not reappointed by decision of the Registrant's Board of Directors on April 12, 2001.

           (ii) The Accountant's report on the financial statements for either of the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

           (iii) Not applicable.

           (iv) During the Registrant's two most recent fiscal years and the interim period preceding the non-reappointment, there were no disagreements with the Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Accountants would have caused the Accountants to make a reference to the subject matter of the disagreements in connection with its reports.

           (v) During the Registrant's two most recent fiscal years and the subsequent interim period preceding the non-reappointment:

                (A) The Accountants did not advise the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist.

                (B) The Accountants did not advise the Registrant that information has come to the Accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to assist with the financial statements prepared by management.

              (C)(1) The Accountants did not advise the Registrant of the need to expand significantly the scope of its audit or that information has come to the Accountant's attention during the Registrant's two most recent fiscal years and the susequent interim period preceding the non-reappointment that, if further investigated, may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent the Accountants from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or to be associated with the Registrant's financial statements, and (2) due to the Accountant's non-reappointment, or for any other reason, the Accountants did not so expand the scope of its audit or conduct such further investigation.

             (D)(1) The Accountants did not advise the Registrant that information had come to the Accountant's attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the Accountant's non-reappoinment, or for any other reason, the issue had not been resolved to the Accountants' satisfaction prior to the non-reappointment.

           (b)  Not Applicable.

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                                     SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ADM Tronics Unlimited, Inc.
                                           (Registrant)

                                           /s/ Dr. Alfonso DiMino
                                               President